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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2001
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                         Frontier Financial Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Washington                   0-15540                91-1223535
(State or other jurisdiction        (Commission         (IRS Employer Identi-
      of incorporation)             File Number)           fication Number)


               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)


       Registrant's telephone number, including area code: (425) 514-0700
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ITEM 5. Other Events

        On January 23 2001, the Board of Directors of Frontier Financial
Corporation announced the reinstatement of its Share Repurchase Program effective immediately.

ITEM 7. Exhibits

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
                99      Press Release



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


        Dated: January 23, 2001.

                                       FRONTIER FINANCIAL CORPORATION



                                       By:  /s/ JAMES F. FELICETTY
                                           -------------------------------------
                                            James F. Felicetty
                                       Its: Secretary/Treasurer



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